UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 11, 2008

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 California Street, Suite 2450, San Francisco, CA 94111

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (415)-946-8828

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On February 11, 2008, IA Global, Inc. (“IA Global”) signed a binding term with the owners of Shift Resources Inc. (“Shift Resources”), a Philippine Business Process Outsourcing (“BPO”) company. Upon completion of definitive agreements, IA Global will own 100% of Shift Resources. Shift Resources will be the fourth investment by IA Global in the BPO industry and its third investment in the Philippines.

Shift Resources provides a range of in-bound and out-bound call centers, lead generation, and customer service solutions for international companies across multiple time zones. Upon closing of this transaction, IA Global expects to merge the Shift Resources, operations into either of its recently announced investments in Asia Premier Executive Suites, Inc., or Slate Consulting Research Center. Following this planned merger, Shift Resources is anticipated to deliver immediate profits at both IA Global subsidiary and consolidated levels. The addition of Shift Resources will increase the number of Philippine based revenue producing call center seats to greater than 200. The closing of the transaction is subject to the completion of due diligence, signing of contracts and closing of financing. IA Global expects to complete definitive acquisition agreements during February 2008.

The acquisition is based on a combination of equity and debt financing. The transaction is structured as a share exchange in which IA Global agreed to issue preferred shares that will convert into 826,086 shares of our common stock at $.23 per share, the close price during the negotiations, totaling $190,000 plus a payable of $35,000 due within forty five days of closing. The parties agreed to value the transaction at $225,000.

The Binding Term Sheet is filed hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the Press Release announcing the transaction is filed hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired – None.

(b)	Pro Forma financial information – None.

(c)	Shell company transactions – None.

(d)	Exhibits –

Exhibit No.	Description
10.1	Binding Term Sheet, dated February 11, 2008, between IA Global, Inc. and Paper.com LLC

99.1	Press Release, dated February 14, 2008, which announced the signing of a binding term sheet to acquire 100% of Shift Resources Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: February 14, 2008

By:	/s/ Mark Scott

Mark Scott

Chief Operating and Financial Officer